Exhibit 10.2
Execution Version
FIRST AMENDMENT TO AGREEMENT FOR IRREVOCABLE STANDBY LETTERS OF CREDIT
This First Amendment to Agreement for Irrevocable Standby Letters of Credit, dated as of November 3, 2025 (this “Amendment”), is entered into by and between Peabody Energy Corporation, a Delaware corporation (the “Applicant”), and Goldman Sachs Bank USA (the “Issuer”).
    RECITALS
WHEREAS, the Applicant and the Issuer have entered into that certain Agreement for Irrevocable Standby Letters of Credit, dated as of February 17, 2022 (as may be amended, supplemented or otherwise modified from time to time, the “LC Agreement”);
WHEREAS, the Applicant has requested that the Issuer agree to extend the expiration date of the LC Agreement; and
WHEREAS, the Applicant and the Issuer desire to amend certain provisions of the LC Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants and the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE I
Definitions
Section 1.1.Certain Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the LC Agreement.
ARTICLE II
Amendments
Section 2.1.Amendments to LC Agreement.
(a)The first sentence of Section 7(b) is hereby amended and restated in its entirety as follows:
As long as any Credit is outstanding or any drawing thereunder shall not have been fully reimbursed to Issuer, the aggregate sum in United States dollars on deposit in the Collateral Accounts shall not be less than 102% of the Credit Exposure (defined below) at such time (the “Minimum Collateral Amount”); provided that in the event that the credit rating of Applicant falls below B- by S&P or B3 by Moody’s, the Minimum Collateral Amount shall automatically be increased to 103% on the second (2nd) Business Day following such ratings decline (the “Minimum Collateral Amount”).

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(b)Section 14 is hereby amended and restated in its entirety as follows:
“Continuing Agreement; Termination.
This Agreement is a continuing agreement and may not be terminated by Applicant except upon (i) ten (10) days’ prior written notice of such termination by Applicant to Issuer at the address of Issuer set forth on the most recent Credit issued hereunder, (ii) payment of all Obligations in full, and (iii) the expiration or cancellation of all Credits issued hereunder with no pending drawing remaining under any Credit previously issued hereunder. This Agreement shall terminate without any action from the parties hereto on the later of (a) December 31, 2030 (the “Initial Expiration Date”) and (b) the date on which the events described in clauses (ii) and (iii) of the immediately preceding sentence have occurred.”
ARTICLE III
Effectiveness of Amendments
Section 3.1.Amendment Effective Date. The amendments set forth in Article II hereof shall be effective on and as of the date (the “Amendment Effective Date”) of the satisfaction, or waiver by the Issuer of the following conditions:
(a)The Issuer shall have received this Amendment duly executed by the Applicant.
(b)The Issuer shall have received (i) such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of officers of the Applicant as the Issuer may require evidencing the identity, authority and capacity of each officer thereof authorized to act as an officer in connection with this Amendment, (ii) a solvency certificate, (iii) a customary legal opinion of Jones Day, addressed to the Issuer and dated as of the Amendment Effective Date and (iv) such other documents and certificates (including organizational documents and good standing certificates) as the Issuer may reasonably request relating to the organization, existence and good standing of the Applicant and any other legal matters relating to the Applicant, this Amendment or the transactions contemplated hereby.
(c)The Issuer shall have received all reasonable and documented out-of-pocket fees and expenses incurred by the Issuer (including the reasonable and documented fees, charges and disbursements of counsel for the Issuer) in connection with the preparation, negotiation and execution of this Amendment.
ARTICLE IV
Acknowledgements
Section 4.1.Reaffirmation. The Applicant hereby acknowledges, ratifies and reaffirms (a) the validity and enforceability of the LC Agreement and the other Credit Documents and all liens and security interests granted to the Issuer as collateral security for the Obligations; (b) that all such liens and security interests and all collateral pledged as security for the Obligations continue to be and remain collateral for the Obligations from and after the Amendment Effective Date after giving effect to this Amendment; (c) that this Amendment shall in no manner impair the liens and security interests securing the Obligations and (d) that the Collateral shall not be and are not in any manner waived, released, extinguished or otherwise adversely affected in any way by this Amendment.

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Section 4.2.Representations and Warranties. The Applicant hereby represents and warrants that (a) it has the power and authority to enter into this Amendment, and perform its obligations hereunder and it has obtained all authorizations, consents and approvals required for it to enter into and perform this Amendment in accordance with its terms; (b) the Persons who signed this Amendment on behalf of the Applicant were authorized on behalf of the Applicant to so act; (c) this Amendment has been duly executed and delivered by the Applicant and constitutes the Applicant’s legal, valid, and binding obligations, enforceable in accordance with its terms; and (d) the execution, delivery and performance of this Amendment by the Applicant does not and will not contravene (i) its charter, by-laws or other organizational documents, (ii) any material order or writ binding on or affecting the Applicant or its properties or subsidiaries, or (iii) any agreement or arrangement to which the Applicant is a party or by which it or its properties or subsidiaries may otherwise be bound, the contravention of which agreement or arrangement would have a Material Adverse Effect on the Applicant.
Section 4.3.Certifications. The Applicant hereby certifies that the following statements will be true on the Amendment Effective Date immediately after giving effect to the Amendment:
(a)All representations and warranties of the Applicant under the LC Agreement shall be true and correct in all material respects as of the Amendment Effective Date other than those representations and warranties which are modified by materiality by their own terms, which shall be true and correct in all respects as of such date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date).
(b)No Event of Default has occurred and is continuing.
ARTICLE V
Miscellaneous
Section 5.1.Reference to and Effect on the Credit Documents.
(a)On and after the Amendment Effective Date, each reference in the LC Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the LC Agreement, and each reference in the other Credit Documents to the “LC Agreement”, “thereunder”, “thereof” or words of like import referring to the LC Agreement shall mean and be a reference to the LC Agreement after giving effect to this Amendment.
(b)Except as specifically amended by this Amendment, the LC Agreement shall remain in full force and effect and is hereby ratified and confirmed.
Section 5.2.Headings. The headings in this Amendment are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Amendment.
Section 5.3.Governing Law. This Amendment, and all claims, disputes and matters arising hereunder or thereunder or related hereto or thereto, will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within that state, without reference to conflicts of laws provisions.

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Section 5.4.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or a scanned copy by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.
Section 5.5.Binding Effect. This Amendment will be binding upon and inure to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto.
[Remainder of page intentionally left blank; signatures on following pages.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PEABODY ENERGY CORPORATION

By:    /s/ Greg A. Szczepan
    Name: Greg A. Szczepan
    Title: Vice President & Treasurer
[First Amendment to LC Agreement]

    GOLDMAN SACHS BANK USA

By:    /s/ Thomas Manning
    Name: Thomas Manning
    Title: Authorized Signatory

[First Amendment to LC Agreement]